Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

MassMutual Asset Finance LLC (“MMAF” or the “Company”)

J.P. Morgan Securities LLC (the “Structuring Agent”)

BofA Securities, Inc.

(together, the “Specified Parties”)

Re: MMAF Equipment Finance LLC 2023-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Securitization Data Tape 5.31.23 Final 6.26.23.xlsx” provided by the Company on June 27, 2023 (the “Data File”), containing information on 422 equipment lease and loan receivables (the “Receivables”) as of May 31, 2023 (the “Cut-off Date”), which we were informed are intended to be included as collateral in the offering by MMAF Equipment Finance LLC 2023-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00 and Lease Date was within five (5) days.

•

The term “Receivable File” means the following information sources provided by the Company: Lease/Loan Agreement, Assignment Agreement, Specification Agreement, PFSC Transmittal, New Business Reports, Credit Approval Write-Up, Bill of Sale, SuperTrump Booking Run, Partial Buyout/Pay Down of Schedules, UCC Financing Statement, Residual Value Insurance Policy, and/or Certificate of Title. The Receivable File was represented by the Company to be either the original Receivable File or a copy of the original Receivable File.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•

The term “Preliminary Data File” means an electronic data file entitled “Securitization Data Tape 5.31.23 V4.xlsx” provided by the Company on June 20, 2023, containing information on 422 equipment lease and loan receivables as of May 31, 2023

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Receivable File, Preliminary Data File, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The Structuring Agent, on behalf of the Company, selected a sample of 50 Receivables from the Preliminary Data File (the “Selected Receivables”). For purposes of this procedure, the Structuring Agent, on behalf of the Company, did not inform us of the basis they used to determine the number of Receivables selected or their methodology for selecting the Receivables.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

For each of the Selected Receivables, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File information is listed in the order of priority.

Attribute	Receivable File / Instructions
Payment Frequency	Lease/Loan Agreement, Assignment Agreement, Specification Agreement

Lease Type	PFSC Transmittal Consider a designation of “FIN” in the Data File to be a finance lease and a designation of “CSA” to be a loan.

Lease Date	“Contract Date” in PFSC Transmittal or New Business Reports

Maturity Date

Lease/Loan Agreement, Assignment Agreement, Specification Agreement, SuperTrump Booking Run

In the event Maturity Date was not listed in the Receivable File, recompute Maturity Date based on the Lease Date and the Original Term/Lease Term stated in the Receivable File.

Original Term

Lease/Loan Agreement, Assignment Agreement, Specification Agreement, SuperTrump Booking Run.

In the event Original Term did not agree or was not listed in the Receivable File, recompute Original Term as the number of months between the Lease Date and the Maturity Date stated in the Receivable File.

Attribute	Receivable File / Instructions

Remaining Term	Recompute Remaining Term as the number of months between the Cut-off Date and Maturity Date.

Lessee Name	Lease/Loan Agreement, Assignment Agreement

Collateral Type

Credit Approval Write-Up, Bill of Sale for governmental leases

In the event multiple collateral was listed in the Receivable File, compare the Collateral Type to one of the types of collateral stated in the Receivable File.

Industry	Credit Approval Write-Up

Guaranteed Residual Value

Lease/Loan Agreement

If the Company purchased additional residual value insurance for the collateral with the same Contract ID stated in the Lease/Loan Agreement, recompute Guaranteed Residual Value as the sum of the Guaranteed Residual Value amount stated in the Lease/Loan Agreement and the additional residual value insurance stated in the Residual Value Insurance Policy, if any.

Unguaranteed Residual Value	SuperTrump Booking Run, Partial Buyout/Pay Down of Schedules

Lessee State	“Headquarters State” in Credit Approval Write-Up If the event the Lessee State did not agree to the information in the Credit Approval Write-Up, compare it to the Lease/Loan Agreement.

MMAF Original Equipment Cost	Lease/Loan Agreement, Assignment Agreement, Specification Agreement, Partial Buyout/Pay Down of Schedules

Contract Cashflows	Underlying Lease/Loan Cashflows stated in the Lease/Loan Agreement, Assignment Agreement, Specification Agreement, Partial Buyout/Pay Down of Schedules

B.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•

A credit analysis performed by the Company in the form of a Credit Approval Write-Up document in the Receivable File. We make no representation regarding the sufficiency of the credit analysis performed by the Company to assign credit ratings or make funding decisions.

•

A UCC Financing Statement made to perfect the Company’s security interest in the collateral under contract in the Receivable File or the presence of a Certificate of Title related to the collateral under contract in the Receivable File. We make no representation regarding the enforcement or standing of such filing or title.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

Irvine, California

June 27, 2023

4